UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 26, 2021 (May 24, 2021)

AMALGAMATED FINANCIAL CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-40136	85-2757101
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

275 Seventh Avenue, New York, New York 10001

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (212) 895-8988

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common stock, par value $0.01 per share	AMAL	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR § 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR § 240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 24, 2021, the Boards of Directors of Amalgamated Financial Corp. (the “Company”) and its wholly-owned subsidiary, Amalgamated Bank (the “Bank”), elected our current Interim Chief Financial Officer, Jason Darby, age 49, as Senior Executive Vice President and Chief Financial Officer of the Company and the Bank, effective May 26, 2021. References in this Current Report on Form 8-K to “we,” “us,” and “our” refer to the Company and the Bank. However, if the discussion relates to a period before the effective date of our holding company reorganization on March 1, 2021, the terms refer only to the Bank.

In connection with his appointment as our Senior Executive Vice President and Chief Financial Officer, Mr. Darby will receive an annual base salary of $350,000. In addition, he will be (i) eligible to receive an annual bonus, under the Company’s annual incentive plan, targeted at 50% of his current base salary, based on the achievement of performance metrics established by the Company’s Board of Directors and (ii) entitled to equity-based incentive compensation under the Company’s equity incentive plans, with an aggregate potential value of any such annual awards to be equal to 50% of his current base salary. Mr. Darby will continue to be entitled to (i) participate in applicable employee benefit plans and perquisite programs of the Company, which are generally available to other senior executives and (ii) the Company’s Change in Control Plan, a description of which is included in the Company’s definitive proxy statement filed with the U.S. Securities and Exchange Commission on March 29, 2021, which description is incorporated herein by reference.

Mr. Darby has served as our Interim Chief Financial Officer since April 24, 2021, our Executive Vice President and Chief Accounting Officer since February 2018, and previously served as our Senior Vice President and Controller from July 2015 until February 2018. Mr. Darby has no family relationships with any of our executive officers or directors, and there have been no related party transactions between Mr. Darby and the Company that are reportable under Item 404(a) of Regulation S-K.

Item 7.01 Regulation FD Disclosure.

On May 26, 2021, the Company issued a press release announcing Mr. Darby’s appointment, which press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information in this Item 7.01, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section, and shall not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits. See Exhibit Index below.

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release of Amalgamated Financial Corp. dated May 26, 2021

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMALGAMATED FINANCIAL CORP.

By:	/s/ Lynne P. Fox
Name:	Lynne P. Fox
Title:	Interim President and Chief Executive Officer

Date: May 26, 2021